                                                                   EXHIBIT 10.23



                           FIRST AMENDMENT TO SUBLEASE


The Sublease dated October 7, 1998, by and between Jaycor, Inc.
("Sublandlord") and Jaycor Networks, Inc. ("Subtenant") is hereby amended as follows:

1. Premises: Effective December 1, 1998 Sublandlord agrees to lease an additional 550 rentable square feet ("Additional Premises" - see attached Exhibit "A") for a total of 10,653 rentable square feet.

2. Base Rent: Commencing December 1, 1998 the Base Rent shall be $14,488.08 per month. Estimated NNN expenses shall be $4,154.67 per month for a total monthly payment of $18,642.75.



Other than the above-referenced changes to the Sublease, all terms and conditions of the Original Sublease Agreement will remain in full force and effect.


AGREED AND ACCEPTED:

SUBLANDLORD:  Jaycor, Inc.

/s/ RANDY JOHNSON                         December 1, 1998
----------------------------------

SUBTENANT:  Jaycor Networks, Inc.

/s/ TERRY FLANAGAN                        December 1, 1998
----------------------------------

                                   EXHIBIT A


                                     JAYCOR
                            9775  Towne Center Drive
                              San Diego, CA 92121


                          [FLOOR PLAN OF FIRST FLOOR]

                          [FLOOR PLAN OF SECOND FLOOR]